UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2010, the Company issued a press release announcing that John G. Scanlon was promoted to Executive Vice President and Chief Financial Officer of the Company effectively immediately.  Madalyn C. Behneman, the Company’s Senior Vice President of Finance and Accounting and acting principal financial officer since February 2006, will remain the Chief Accounting Officer.

The biographical information required for this Item 5.02 is set forth in the press release attached hereto as Exhibit 99.1 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which disclosures are hereby incorporated by reference into this Item 5.02.  The information concerning compensation, material plans and other disclosures required by this Item 5.02 is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2010 and in the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2010, which disclosures are hereby incorporated by reference into this Item 5.02.

The press release is attached as Exhibit 99.1 to this filing.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated November 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2010

INTERSECTIONS INC.
By: /s/ John G. Scanlon
Name:	John G. Scanlon
Title:	EVP and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 1, 2010